FIRST AMENDMENT TO TERM LOAN AGREEMENT

             This First Amendment to Term Loan Agreement (the "Amendment") is entered into as of this _____ day of June, 2001, by and among National Consumer Cooperative Bank (the "Company"), Greenwich Funding Corporation ("GFC"), and Credit Suisse First Boston ("CSFB"), for the purpose of amending that certain Term Loan Agreement dated as of November 5, 1998 (the "Agreement"), to which the Company, GFC and CSFB are parties.  Capitalized terms used and not defined herein have the meanings stated in the Agreement.

             WHEREAS, the Company, GFC and CSFB are the parties to the Agreement and are also among the parties to the Fleet Loan Agreement; and

             WHEREAS, the Fleet Loan Agreement has been amended by four amendments, the latest of which, Amendment No. 4, dated as of May 23, 2001, included an amendment to the financial covenants that previously were identical to the financial covenants contained in Sections 7.9(e) and (f) of the Agreement; and

             WHEREAS, the parties to the Agreement desire that the amendment to such financial covenants in the Fleet Loan Agreement also be made to the Agreement;

             Now, Therefore, the parties hereby agree that the Agreement is amended as provided herein and, except as so amended, the Agreement remains in full force and effect as originally written.

             1.          Section 7.9 of the Agreement is amended by striking subsections (e) and (f) and substituting the following:

             "(e)       With respect to the Company, Paid-in-Capital in NCB Financial Corporation in an amount not greater than $40,000,000.

             "(f)       With respect to the Company at all times, Investments in Subsidiaries (other than as set forth in subsection 7.9(e) above and excluding SPV's and secured loan to NCB Capital) in an aggregate amount with respect to all such Subsidiaries of not greater than $20,000,000."

             IN WITNESS WHEREOF, the parties hereto, by their officers or representatives hereunto duly authorized, have executed this Amendment as of the day and year first above written.

NATIONAL CONSUMER COOPERATIVE BANK

By:

Name: Richard L. Reed

Title: Chief Financial Officer and Treasurer

GREENWICH FUNDING CORPORATION

By Credit Suisse First Boston, New York Branch,

Its attorney-in-fact

BY:

Name:

Title:

By:

Name:

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CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH

By:

Name:

Title:

By:

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